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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

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
      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                              Atlas Assets, Inc.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

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
/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
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           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
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

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(Atlas Assets Letterhead)

IN BRIEF...


The Board of Directors asks for your approval to close the Atlas National Municipal Money Fund. After over ten years of operation, the Fund is still too small to cover its own expenses and provide stockholders with a competitive yield.

Our goal is to provide stockholders with a higher level of income by offering you the opportunity to exchange shares into other Atlas Funds that have, or are expected to achieve, the efficiencies associated with a larger asset base. Three of the Funds that may be of interest to you are discussed below.

Closing the National Municipal Money Fund should be to your benefit, and the Board of Directors recommends that you vote FOR the proposal.


(Date)

Dear Stockholder,

You and other stockholders of the Atlas National Municipal Money Fund are being asked to approve a plan to close the Fund.

Your vote is very important. Please return the enclosed proxy as soon as possible. A postpaid envelope is provided for your convenience. In addition, you may vote by telephone or through the internet.

                        WHY ARE WE PROPOSING THIS CHANGE?

The Board of Directors believes that after over ten years of operation, the Atlas National Municipal Money Fund is too small and lacks any reasonable prospect for growth in the foreseeable future. Atlas Advisers and Atlas Securities have subsidized the Fund's expenses since its inception and have notified the Board that they are unable to continue doing so for the indefinite future. The Fund, with its small asset base and narrow investment policies, will not be able to absorb all its expenses and still produce a competitive yield to stockholders.

                     WHAT ALTERNATIVES ARE AVAILABLE TO YOU?

         Atlas offers a variety of bond and money market Funds that may be appropriate, depending on your specific investment objectives. Below are just three of the choices available to you. I urge you to talk with your Atlas Representative about which Fund is best for your individual circumstances. Of course, you also have the option of redeeming your shares and receiving the proceeds in cash.

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     -    The ATLAS NATIONAL MUNICIPAL BOND FUND offers high current income that is exempt from federal income taxes. The Fund invests in intermediate and long-term municipal bonds and has the potential to deliver a higher return than the Atlas Municipal Money Fund. However, its share price will fluctuate, making it most suitable for long-term investors. Both funds are managed by the same experienced portfolio manager.

     - The ATLAS MONEY MARKET FUND offers current income, liquidity, and stability of principal. The Fund invests in money market securities, with at least 95% in the highest grade (AAA). The Fund is managed to maintain a stable $1 share price, and its yield will fluctuate.

     - The ATLAS U.S. TREASURY MONEY FUND also offers liquidity, stability of principal as well as current income which is exempt from state income taxes. The Fund invests in short-term Treasury securities that are backed by the full faith and credit of the U.S. Government. The Fund is managed to maintain a stable $1 share price, and the yield will fluctuate.

Yield and performance information on these and other Atlas Funds is available at www.atlasFunds.com or please call us at 1.800.933 ATLAS
(2852). For more complete information on charges and expenses that apply to an ongoing investment, ask your Atlas Representative for a prospectus, and read it carefully before you invest.

               HOW WILL THE PROPOSED CHANGE BENEFIT STOCKHOLDERS?

It is expected that many stockholders will be able to meet their investment objectives by selecting another Atlas Fund. By investing in an Atlas Fund that has, or is expected to achieve, a substantial asset base, you may be able to take advantage of certain economies of scale that are achievable only by larger Funds. The relatively lower per share expenses of larger Funds make it possible to provide you with better returns.

                        HOW SHOULD STOCKHOLDERS RESPOND?

I believe that the proposal will benefit stockholders, and I strongly recommend that you vote "FOR" the proposal on the enclosed proxy. The details are contained in the accompanying Proxy Statement. Your prompt response will ensure that your shares are counted immediately and that the expense of additional solicitation of proxies can be avoided. We appreciate your continued support.

Sincerely,



Marion O. Sandler
Chairman of the Board and Chief Executive Officer



PLEASE FILL IN, DATE, SIGN, AND PROMPTLY MAIL THE ENCLOSED PROXY OR

YOU MAY VOTE BY TELEPHONE OR VIA THE INTERNET

                               ATLAS ASSETS, INC.
                       ATLAS NATIONAL MUNICIPAL MONEY FUND
                 1901 HARRISON STREET, OAKLAND, CALIFORNIA 94612

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                 APRIL 22, 2002

To the stockholders of the Atlas National Municipal Money Fund series (the "Fund") of Atlas Assets, Inc., a Maryland corporation:

Notice is hereby given that a special meeting of stockholders of the Fund will be held at 10:00 a.m., Pacific time, on April 22, 2002 at 1901 Harrison Street, Oakland, California 94612, to consider the following matters:

1. To vote upon the winding up and dissolution of the Fund, as described in the attached proxy statement.

2. To transact such other business as may properly come before the stockholder meeting before it is adjourned.

Stockholders of the Fund record at the close of business on March 21, 2002 are entitled to notice of, and to vote at, the meeting.

                       By Order of the Board of Directors,



                       Joseph M. O'Donnell, Secretary

Oakland, California
April 8, 2002

PLEASE RESPOND - YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING OR YOU MAY CAST YOUR BALLOT BY TELEPHONE OR VIA THE INTERNET.

                               ATLAS ASSETS, INC.
                       ATLAS NATIONAL MUNICIPAL MONEY FUND
                              1901 HARRISON STREET
                            OAKLAND, CALIFORNIA 94612

                                 PROXY STATEMENT
                         SPECIAL MEETING OF STOCKHOLDERS
                                 APRIL 22, 2002

     The enclosed proxy is solicited on behalf of the Board of Directors of Atlas Assets, Inc., a Maryland corporation ("Atlas Assets"), for use at a special meeting of stockholders (the "Meeting") of the National Municipal Money Fund series of Atlas Assets (the "Fund") to be held at 10:00 a.m., Pacific time, on April 22, 2002, at 1901 Harrison Street, Oakland, California, 94612, and at any adjournment thereof, for the purposes set forth in the accompanying notice of the Meeting. Stockholders of record at the close of business on the record date, March 21, 2002, are entitled to notice of, and to vote at, the Meeting. The notice, this proxy statement and the enclosed form of proxy are being mailed to stockholders on or about April 8, 2002.

     Financial statements for the Fund are included in the Annual Report of Atlas Assets for the fiscal year ended December 31, 2001, which has been mailed to stockholders. Stockholders may obtain copies of the Annual Report free of charge by writing to Atlas Assets, 794 Davis Street, San Leandro, California 94577, or by telephoning, toll-free, 1 (800) 933-2852.


                    PROPOSAL TO WIND UP AND DISSOLVE THE FUND


     The Board of Directors proposes that the stockholders of the Fund approve the winding up and dissolution of the Fund. By approving the proposed winding-up and dissolution, the stockholders of the Fund would authorize Atlas Assets to terminate the Fund and to distribute the net asset value of the Fund pro rata to the Fund's stockholders. THE DIRECTORS UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS OF THE FUND APPROVE THE PROPOSED WINDING-UP AND DISSOLUTION.

BASIS FOR THE DIRECTORS' RECOMMENDATION

     The Directors considered the proposed winding up and dissolution at a meeting of the Board of Directors held on March 1, 2002. In considering the matter, the Directors requested and evaluated information provided by Atlas Assets and Atlas Advisors which, in their opinion, was reasonably necessary to form a judgment as to whether this course of action would be in the best interests of the Fund and its stockholders.

In recommending the termination of the Fund, the Directors considered the fact that although the Fund has been in operation since 1990, its asset base has remained small (approximately $5,456,160 as of March 21, 2002). The Fund's investment adviser, Atlas Assets,


                                       1
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Inc. ("Atlas Assets") believes that the prospects for the Fund's asset growth in the future are poor.

The Directors also considered that, at its current and projected asset levels, the Fund's expenses are too high to absorb all of its expenses and still generate competitive yields for its stockholders. Since the Fund's inception, Atlas Assets has enabled the Fund to provide competitive yields by waiving a portion of the management and distribution fees to which Atlas Assets was entitled, and by absorbing a portion of the Fund's other expenses. These subsidies have aggregated approximately $355,000 over the last 8 years. However, Atlas Advisers is not willing to continue to provide such subsidies for the indefinite future, and the Board does not believe that it should be expected to do so.

The Directors considered the possibility and likelihood of obtaining comparable investment advisory services from other investment advisors. They determined that the Fund is unlikely to be able to engage another investment advisor to subsidize the Fund's expenses and provide comparable and necessary services to the Fund. They also determined that the Fund's assets are too small, and its stockholder base is too concentrated among the customers of World Savings Bank, FSB to provide realistic prospects of reorganization into a comparable money market Fund sponsored by another organization.

Finally, the Directors also considered that the Fund's stockholders have the option to exchange their shares, without charge, into other portfolios of Atlas Assets, including other money market Funds and bond Funds.

     If the stockholders of the Fund do not approve the proposed winding up and dissolution, the Fund will remain in existence until the Board of Directors determines what further action, if any, would be in the best interests of the Fund's stockholders.

FEDERAL TAX CONSEQUENCES

     Each stockholder who receives a liquidating distribution will recognize gain or loss for Federal income tax purposes equal to the difference between the amount distributed and the stockholder's tax basis in the Fund shares. If the stockholder holds Fund shares as capital assets, such gain or loss will be capital gain or loss and will be long-term or short-term depending on the stockholder's holding period for the shares.

     If you own Fund shares in an individual retirement account ("IRA"), you may become subject to a 10% tax penalty and other adverse tax consequences unless, prior to receiving the distribution, you direct that your shares be exchanged for share of another mutual Fund or Funds, or that the liquidation proceeds for the shares be reinvested in another such Fund or Funds, that will in either case continue to be held in the IRA. For information on other mutual Funds within the Atlas family of Funds, contact the Fund at 1 (800) 933-2852.


                                       2
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     The Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code during the liquidation period, and therefore will not be taxed on any of its net income from the sale of its assets.

     Stockholders should also consult their personal tax advisers concerning their particular tax situations and the impact of receiving the liquidating distribution, including any state and local tax consequences.

REQUIRED VOTE

Approval of the Proposal will require the approval of a majority of the outstanding shares entitled to vote. THE DIRECTORS UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS OF THE FUND APPROVE THE PROPOSED WINDING UP AND DISSOLUTION.


                               VOTING INFORMATION

SOLICITATION OF PROXIES

     In addition to solicitation of proxies by mail, officers of the Fund and officers and employees of Atlas Assets, affiliates of Atlas Assets, or other representatives of Atlas Assets may also solicit proxies by telephone or in person. Atlas Assets has retained D. F. King & Co., Inc. to aid in the solicitation of proxies. The costs of retaining D.F. King & Co., Inc. and other expenses incurred in connection with the solicitation of proxies will be borne by Atlas Advisers, Inc.

VOTING PROCEDURES

     You can vote by mail, phone, internet or in person at the Meeting.

     - To vote by mail, sign and send us the enclosed Proxy voting card in the envelope provided.

     -    To vote by phone, call us toll-free at 1 (877) 779-8683.

     -    To vote by internet, go to the following website:
          http://www.eproxyvote.com/atfby

     If you vote by phone, Atlas Assets or its agent will use reasonable procedures (such as requiring an identification number) to verify the authenticity of the vote you cast.

     Shares represented by timely and properly executed proxies will be voted as specified. IF YOU DO NOT SPECIFY YOUR VOTE WITH RESPECT TO A PARTICULAR MATTER, THE PROXY HOLDER WILL VOTE YOUR SHARES IN ACCORDANCE WITH THE RECOMMENDATION OF THE DIRECTORS. You may revoke your proxy at any time before it is exercised by sending a written revocation to the President of Atlas Assets, by properly executing and delivering a later-dated proxy, or by attending the Meeting and voting in person. Attendance at the Meeting alone, however, will not revoke the proxy.


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     Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share will be entitled to a proportionate fractional vote.

QUORUM AND METHODS OF TABULATION

     The majority of the shares of the Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Atlas Assets as inspectors for the Meeting.

     For purposes of determining the presence of a quorum with respect to the Proposal, the inspectors will count as present the total number of shares voted "for" or "against" approval of the Proposal as well as shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Abstentions and broker non-votes have the same effect on the outcome of the Proposal as negative votes.

ADJOURNMENT

     If sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the record date to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against Proposal.

SERVICE PROVIDERS

     Atlas Advisers, Inc. serves as the Fund's investment advisor, and Atlas Securities, Inc. serves as the Fund's distributor. Their address is 794 Davis Street, San Leandro, California 94577.

OUTSTANDING VOTING SECURITIES

     As of the close of business on the record date for the Meeting, there were 5,456,165.980 outstanding shares of the Fund entitled to vote at the Meeting. The only person known to Atlas Assets to own beneficially more than 5% of the outstanding shares of the Fund as of the record date is Robert M. Gallegos, Jr., who owned 831,991.950 shares or 15% of the outstanding shares.

     As of the record date, none of the officers or directors of Atlas Assets beneficially owned more than 1% of the outstanding shares of the Fund, and the officers and directors as a group did not beneficially own more than 1% of the outstanding shares of the Fund.


                                       4
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                                  OTHER MATTERS

     Atlas Assets is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they decide.

         The Articles of Incorporation and By-laws of Atlas Assets do not provide for annual meetings of stockholders and neither Atlas Assets nor the Fund currently intends to hold such a meeting for 2002. Stockholder proposals for inclusion in a proxy statement for any subsequent meeting of stockholders must be received by Atlas Assets a reasonable period of time prior to any such meeting.



April 8, 2002


                                       5
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                                ATLAS ASSETS INC.
                       ATLAS NATIONAL MUNICIPAL MONEY FUND
                              1901 Harrison Street
                            Oakland, California 94612

                             PROXY STATEMENT BALLOT
                         SPECIAL MEETING OF STOCKHOLDERS

                                  APRIL 22,2002

The enclosed proxy is solicited on behalf of the Board of Directors of Atlas Assets, Inc., a Maryland corporation ("Atlas Assets"), for use at a special meeting of stockholders (the "Meeting") of the National Municipal Money Fund Series of Atlas Assets (the "Fund") to be held at 10:00 a.m., Pacific time on April 22, 2002, at 1901 Harrison Street, Oakland California 94612 or any adjournment thereof, for the purposes set for the in the accompanying Notice of Meeting. Stockholders of record at the close of business on the record date, March 21, 2002 are entitled to notice of and to vote at this meeting. The Notice, this proxy statement and the enclosed form of proxy are being mailed to stockholders on or about April 8, 2002.

    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                    ENVELOPE

Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Has your address changed?                            Do you have any comments?

-------------------------                            -------------------------

-------------------------                            -------------------------

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

X  Please mark votes as in this example
-

Atlas Assets, Inc.
Atlas National Municipal Money Fund

Control Number:
Record Date Shares:

1. To vote upon the winding up and dissolution of the Fund, as described in the attached proxy statement.

For   ___                  Against   ___             Abstain   ___

2.  To transact any other matters that may properly come before the meeting.

For   ___                  Against   ___             Abstain   ___

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy:          Date:______/______/______

-----------------------------------         ------------------------------------
Shareholder sign here                              Co-Owner sign here.

Please respond - your vote is important. Whether or not you plan to attend the meeting, please complete, sign date and mail the enclosed proxy in the enclosed envelope so that you will be represented at the meeting.

Detach Card                                                        Detach Card

Vote by Telephone                        Vote by Internet
It's fast, convenient and immediate!     It's fast, convenient, and your vote is
immediately confirmed and
Call Toll-Free on a Touch-Tone Phone     posted.

Follow these four easy steps:            Follow these four easy steps:
1.  Read the accompanying Proxy          1.  Read the accompanying Proxy
    Statement and Proxy Card.                Statement and Proxy Card.
2.  Call the Toll Free Number            2.  Go to the Website
    1.877.PRX-VOTE (1-877-779-8683           http://www.eproxyvote.com/aftbx
    There is NO CHARGE for this call
3.  Enter your Control Number located    3.  Enter your Control Number located
    on the Proxy Card.                       on the Proxy Card.
4.  Follow the recorded instructions.    4.  Follow the instructions provided


Your vote is important!                  Your vote is important!
Call 1.877.PRX-VOTE anytime              Go to http://www.eproxyvote.com/aftbx

   Do not return your Proxy Card if your are voting by Telephone or Internet.